Exhibit 10.5.3
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     SUPPLEMENT NO. 1 (this “Supplement”) dated as of January 14, 2011 to the Reaffirmation Agreement, dated as of November 16, 2010 and as supplemented by this Supplement (the “Reaffirmation Agreement”), among (a) Reynolds Group Holdings Limited (“Holdings”), (b) Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGaA, SIG Austria Holding GmbH, Closure Systems International B.V., Pactiv Corporation (formerly Reynolds Acquisition Corporation) (collectively, the “Borrowers”), (c) Reynolds Group Issuer (Luxembourg) S.A. (“Lux Issuer”), Reynolds Group Issuer LLC (“LLC Issuer”) and Reynolds Group Issuer Inc. (“Inc. Issuer”) (collectively, the “Issuers”), (d) the other Grantors party thereto, (e) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (f) The Bank of New York Mellon, as trustee (in such capacity, the “Trustee”) under the Senior Secured Notes Indenture (as defined below) and (g) The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents (together, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
          A. The Administrative Agent, the Trustee, the Collateral Agents and the Austrian Grantors (as defined below), among others, have entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 and the Joinder Agreement, dated as of November 16, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Credit Agreement, as applicable;
          B. Holdings, the Borrowers, the Guarantors from time to time party thereto (as defined in the Assumption Agreement (as defined below)), the Lenders from time to time party thereto, the New Incremental Term Lenders (as defined in the Assumption Agreement) the other Lenders party thereto and the Administrative Agent have entered into the Amendment No. 3 and Incremental Term Loan Assumption Agreement (the “Assumption Agreement”), dated as of September 30, 2010, relating to the Credit Agreement dated as of November 5, 2009, as amended by Amendment No. 1 dated as of January 21, 2010, as further amended by Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of May 4, 2010 and as further amended by the Assumption Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent;

          C. RGHL US Escrow I Inc. (“Escrow Inc. Issuer”), RGHL US Escrow I LLC (“Escrow LLC Issuer”) and RGHL Escrow Issuer (Luxembourg) I S.A. (“Escrow Lux Issuer” and together with Escrow Inc. Issuer and Escrow LLC Issuer, the “Escrow Issuers”), the Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, have entered into an indenture, dated as of October 15, 2010 (the “Senior Secured Notes Indenture”), pursuant to which the Escrow Issuers initially issued debt securities (the “New Senior Secured Notes”) in escrow. On November 16, 2010, the proceeds of such New Senior Secured Notes were released from escrow (the “Escrow Release”) and the obligations of the Escrow Issuers were assumed by the Issuers;
          D. SIG Combibloc GmbH, SIG Combibloc GmbH & Co KG and SIG Austria Holding GmbH, (collectively, the “Austrian Grantors”) are each a party to one or more of the Reaffirmed Security Documents (as defined below); and
          E. The Austrian Grantors expect to realize, or have realized, substantial direct and indirect benefits as a result of the funding of the New Incremental Term Loans (as defined in the Assumption Agreement), the Escrow Release and the consummation of the transactions contemplated thereby.
          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
          SECTION 1.01. Reaffirmation. (a) Each Austrian Grantor (i) hereby consents to the Assumption Agreement and the transactions contemplated thereby, (ii) agrees that, notwithstanding the borrowing of the New Incremental Term Loans and the issuance of the New Senior Secured Notes, each of the Security Documents set forth on Schedule A hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect subject to the Legal Reservations, (iii) confirms its respective guarantees, pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iv) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to (A) the New Incremental Term Loans, which shall be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement and (B) the “Secured Obligations” as defined in the Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”).
     (b) Each Austrian Grantor hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the obligations under the New Incremental Term Loans and the New Senior Secured Notes constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule A.

     (c) Each Austrian Grantor hereby (i) agrees that, notwithstanding the effectiveness of the Assumption Agreement, Article X of the Credit Agreement continues to be in full force and effect, (ii) confirms its guarantee of the Bank Obligations as provided in the Loan Documents as originally executed (including any limitations expressly set forth therein) and (iii) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including the New Incremental Term Loans.
     (d) Each Austrian grantor hereby agrees that the Parallel Debt, if any, of such Austrian Grantor created under the First Lien Intercreditor Agreement or under any guarantor joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties) and shall continue to apply, as applicable, in relation to all Obligations following the funding of the New Incremental Term Loans, the Escrow Release and the Secured Notes Designation.
ARTICLE II
Representations and Warranties
          SECTION 2.01. Organization; Powers. Each Austrian Grantor hereby represents and warrants as of the date hereof that such Austrian Grantor (a) is duly organized, validly existing and in good standing (or to the extent applicable, the equivalent status in Austria) under the laws of Austria and (b) has the power and authority to execute, deliver and perform its obligations under this Supplement.
          SECTION 2.02. Authorization. Each Austrian Grantor hereby represents and warrants as of the date hereof that the entry by such Austrian Grantor into this Supplement and the transactions contemplated in the Assumption Agreement have been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.
          SECTION 2.03. Enforceability. Each Austrian Grantor hereby represents and warrants as of the date hereof that this Supplement has been duly executed and delivered by such Austrian Grantor and, subject to the Legal Reservations, this Supplement constitutes a legal, valid and binding obligation of such Austrian Grantor enforceable against such Austrian Grantor in accordance with its terms.
ARTICLE III
Miscellaneous
          SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement.

          SECTION 3.02. Loan Document. This Supplement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.
          SECTION 3.03. Effectiveness; Counterparts. This Supplement shall become effective on the date when copies hereof which, when taken together, bear the signatures of each Austrian Grantor, the Collateral Agents, the Administrative Agent and the Trustee shall have been received by each of the Collateral Agents, the Administrative Agent and the Trustee. This Supplement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Supplement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Supplement shall be effective as delivery of an original executed counterpart of this Supplement.
          SECTION 3.04. No Novation. Neither this Supplement nor the Reaffirmation Agreement shall extinguish the obligations for the payment of money outstanding under any Loan Document or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein or in the Reaffirmation Agreement shall be construed as a substitution or novation of the obligations outstanding under any Loan Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Supplement, the Reaffirmation Agreement or any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, Issuer or other Grantor under any Loan Document from any of its obligations and liabilities thereunder. Each of the Loan Documents shall remain in full force and effect notwithstanding the execution and delivery of this Supplement.
          SECTION 3.05. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austria Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Supplement as if incorporated herein mutatis mutandis.
          SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Supplement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which shall continue in full force and effect.

          SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Supplement as if set out in full herein.
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          IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

SIG COMBIBLOC GMBH,

by	/s/ Karen Mower Name: Karen Mower
Title: Attorney

SIG COMBIBLOC GMBH & CO KG,
represented by its general partner SIG
Combibloc GmbH

By:	/s/ Karen Mower Name: Karen Mower
Title: Attorney

SIG AUSTRIA HOLDING GMBH,

By:	/s/ Karen Mower Name: Karen Mower
Title: Attorney

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
(FORMERLY KNOWN AS CREDIT SUISSE, CAYMAN
ISLANDS BRANCH), AS ADMINISTRATIVE AGENT,
ELEVEN MADISON AVENUE
NEW YORK, NEW YORK 10010-3629

by	/s/ Ari Bruger Name: Ari Bruger
Title: Vice President

by	/s/ Kevin Buddhdew Name: Kevin Buddhdew
Title: Associate

THE BANK OF NEW YORK MELLON, IN
ITS CAPACITY AS COLLATERAL AGENT

by	/s/ Catherine F. Donohue Name: Catherine F. Donohue
Title: Vice President

THE BANK OF NEW YORK MELLON,
IN ITS CAPACITY AS TRUSTEE

by	/s/ Catherine F. Donohue Name: Catherine F. Donohue
Title: Vice President

WILMINGTON TRUST (LONDON) LIMITED,
IN ITS CAPACITY AS COLLATERAL AGENT

by	/s/ Elaine Lockhart Name: Elaine Lockhart
Title: Director

SCHEDULE A
TO SUPPLEMENT NO. 1 TO THE REAFFIRMATION AGREEMENT
List of the Reaffirmed Security Documents
Collateral Agent: Wilmington Trust (London) Limited

Local term covering
“Obligations” as defined
DOCUMENTS		in the FLICA
1.	Limited interest pledge agreement over the limited partnership interest in SIG Combibloc GmbH & Co KG granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited.	“Secured Obligations”

2.	General interest pledge agreement over the general partnership interest in SIG Combibloc GmbH & Co KG granted by SIG Combibloc GmbH in favor of Wilmington Trust (London) Limited.

3.	Account pledge agreement over the bank accounts located in Austria granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited.

4.	Account pledge agreement over the bank accounts located in Austria granted by SIG Combibloc GmbH in favor of Wilmington Trust (London) Limited.

5.	Account pledge agreement over the bank accounts located in Austria granted by SIG Combibloc GmbH & Co KG in favor of Wilmington Trust (London) Limited.

6.	Receivables pledge agreement over the receivables granted by SIG Austria Holding GmbH in favor of Wilmington Trust (London) Limited.

7.	Receivables pledge agreement over the receivables granted by SIG Combibloc GmbH in favor of Wilmington Trust (London) Limited.

8.	Receivables pledge agreement over the receivables granted by SIG Combibloc GmbH & Co KG in favor of Wilmington Trust (London) Limited.

9.	Account pledge agreement over bank accounts located in Germany granted by SIG Combibloc GmbH & Co KG in favor of Wilmington Trust (London) Limited.

10.	Account pledge agreement over bank accounts located in Germany granted by SIG Austria Holding GmbH in favor	“Obligations”

Local term covering
“Obligations” as defined
DOCUMENTS	in the FLICA
of Wilmington Trust (London) Limited.

11. Account pledge agreement over bank accounts located in Hungary granted by SIG Combibloc GmbH & Co. KG in favor of Wilmington Trust (London) Limited.	“Obligations”

List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

Local term covering
“Obligations” as defined
DOCUMENTS	in the FLICA
1. Pledge agreement relating to the shares in SIG Euro Holding GmbH & Co. KGaA granted by SIG Austria Holding GmbH in favor of The Bank of New York Mellon.	“Obligations”

2. Quota pledge agreement relating to the quotas in SIG Combibloc do Brasil Ltda. granted by SIG Austria Holding GmbH in favor of The Bank of New York Mellon.	“Secured Obligations”